UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Adam Smith
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: February 28

Date of reporting period:  August 31, 2015

Item 1. Reports to Stockholders.

Semi-Annual Report

August 31, 2015

Collins Long/Short Credit Fund

Institutional Class
(CCLIX)

Class A
(CLCAX)

Investment Adviser

Collins Capital Investments, LLC
806 Douglas Road
Suite 570
Coral Gables, Florida 33134

Phone: 1-855-55-ALT-MF

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	8
INVESTMENT HIGHLIGHTS	10
SCHEDULE OF INVESTMENTS	14
SCHEDULE OF SECURITIES SOLD SHORT	16
STATEMENT OF ASSETS AND LIABILITIES	17
STATEMENT OF OPERATIONS	18
STATEMENT OF CHANGES IN NET ASSETS	19
FINANCIAL HIGHLIGHTS	20
NOTES TO FINANCIAL STATEMENTS	22
BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT	30
BASIS FOR TRUSTEES’ APPROVAL OF SUB-ADVISORY AGREEMENT	34
NOTICE OF PRIVACY POLICY & PRACTICES	36
ADDITIONAL INFORMATION	37

Dear Shareholder,

Enclosed please find the results for the first half of fiscal 2015 for the Collins Long/Short Credit Fund (the “Fund”).  For the six month period ended August 31, 2015, the Fund returned 1.10% for the Institutional Class shares and 0.90% for the Class A shares.  The Barclays US Corporate High Yield Total Return Bond Index1 was down -2.85%, while the Barclays US Aggregate Total Return Bond Index1 was down -0.68%. At the end of August, the Fund’s gross and net exposures were 67.4% and 54.9%, respectively.

Market Commentary

The past several months have been characterized by significantly increased volatility1 across most global markets for the first time since late 2011, with domestic equity markets suffering declines of approximately 12% in the third quarter as measured by the Russell 2000 Total Return Index1, all but wiping out 2014 gains. Commodity weakness, which began in the second half of 2014, was exacerbated this year by signs of a continued slowdown in China’s economic growth and spillover effects on emerging markets. The Fed’s indecisiveness over rate hikes added further to market volatility and created uncertainty over the future pace of domestic economic growth.

Concurrent with a renewed focus on macro risks, the high yield bond market saw the first material outflows in some time with about $8 billion flowing out of mutual funds and exchange-traded funds (ETFs) over a three month period ending in early September. What began as an energy sector (accounting for about 15% of the high yield market) specific crash, expanded to the overall high yield universe as global market uncertainty took its toll on even the safest credits. By the end of September, high yield spreads had widened by 140 basis points1 (over Treasuries) since the end of 2014 to 704 basis points, putting the average junk bond yield at about 8.0% as measured by the Barclays US Corporate High Yield Yield-to-Worst Bond Index1 as of September 30, 2015.

Ahead of the period’s downturn, we continued to believe that the US economy was likely still on its slow growth path for at least the next 12 months with little chance of global macro events derailing this trajectory. As such, we determined that the down-cycle short trade was not yet upon us and that the optimal portfolio construction in the current environment was to shorten duration1, maintain healthy cash balances to take advantage of market opportunities, and avoid making binary bets on commodity moves. With high yield spreads widening to levels generally seen leading into recessions, we took this opportunity to add to select longs and keep the short book small and contained.

Portfolio Construction

At fiscal period’s end, our long book consisted of 17 individual credits across 11 industry groups. The yield of the long book is consistent with the current yield of the high yield market, however, our duration is significantly shorter. At period end, our short book consisted of the bonds of an oil services provider, as well as an equity index hedge. At the time of this writing, with the strong rally that launched in October, we are actively monitoring several individual credit shorts to establish positions at specific entry prices.

Portfolio Highlights

Given the moderately constructive backdrop for the domestic economy and attractive high yield spreads, we maintained an overall bullish positioning during the period. Our long book is concentrated in shorter duration credits that may have experienced mispricing due to overall market turmoil. As well, we look for weakened industries where individual credits may have been unduly punished due to sector concerns while credit strengths are largely ignored. These are what we term ‘baby with bathwater’ trades. We highlight a few examples of recent opportunities below.

Short Duration

A typical one-year maturity in a relatively stable high yield credit yields about 2%-3%, depending on credit quality. We purchased an 8.4% position in a very short term security of a large packaging company. The issuer is highly levered at 7.4x debt/EBITDA[1] but has ample liquidity ($1.6 billion of cash) and generates moderate free cash flow[1]. We purchased the company’s 5.625% notes maturing in December 2016 at just above par for a yield-to-maturity[1] of about 5.5%. We believe that market concerns are warranted for the company’s longer dated maturities, but that the risk of failing to refinance this $640 million issue next year is negligible. In this case, we believe we are receiving well above market rates for minimal refinancing risk.

Baby with Bathwater

With decimation in the high yield energy sector, we screened for situations that might have been overly punished for any business tie-ins to the price of oil. At the end of March, with oil having dropped to about $52/barrel, we invested in first lien secured notes of a large chemical company which is owned by a large private equity firm. The company’s 6.625% secured notes of 4/15/20 bonds traded down from par late last year to our entry price of 91.5 at the end of this March, resulting in an 8.75% yield-to-maturity. Our bonds are senior-most in the capital structure, with significant debt structurally junior to us. The market rightly feared that the company’s resin coated proppant business (this is the frac sand used in shale energy production) would weaken significantly given the decline in oil prices and subsequent reduction in rig counts. While these concerns were valid, what we believe the market missed was the benefit of lower oil based input costs (phenol, methanol and urea) on the majority of the company’s chemicals business. While the position initially rallied to above the 95 level by the end of May, it did experience significant weakness in the latest quarter, but has since rallied back slightly above our purchase price. We believe we are receiving ample yield for an issue that is higher in the company’s capital structure and that the overall results can continue to show growth amid the current energy market turmoil.

Refinancing

We purchased a 4% position in the 10.875% bonds due 4/15/16 of a yearbook, class ring and graduation products company. We bought the position in early March at a price of about 99.4 for a yield-to-maturity of 11.9%. This was an unusual opportunity to generate highly attractive returns on a bond maturing in one year. Since the bonds would become callable at par on October 15, 2015, we believed that the company was likely to refinance these bonds sometime in October, rather than wait until maturity next April. Given the ultra-high coupon, any purchase at par or below had the potential to generate very strong returns.

The company’s market segment is arguably under secular decline similar to other publishing businesses, so investors were wary of bidding up the price of the bonds above par. We reasoned that the company was generating decent free cash flow, did not have onerous debt on the balance sheet and was in a sector that may be declining slowly, but one that would be difficult to completely disrupt with digital technologies. Essentially, we thought most high school and college graduates would still prefer a hard copy yearbook memento of their experiences that their friends could physically sign. As it happens, the company just obtained new financing to call our bonds at the end of October. As we bought them at a discount and with a 10.875% coupon, this implies a strong return for the position.

Short Trade

In March, we took a short position in the 4.875% bonds due 2022 of an oil services provider with investment grade bond ratings. The company primarily provides contract drilling services through its fleet of mobile offshore drilling units (jack-up rigs and ultra-deepwater drillships). While the company’s credit quality is strong with, in our view, very low chance of default in the intermediate term, we reasoned that service providers were particularly vulnerable to the steep decline in oil and that the company’s investment grade ratings might be in jeopardy. We shorted the bonds at about 97. In late August, Moody’s1 put the company on review for potential downgrade, citing sustained weak crude prices and a steady supply of new build rigs being likely to cause significant credit erosion as contracted backlogs continue to fade. Our short bonds declined dramatically on this news and the resumed selloff in oil. Subsequent to the end of the period, we covered the full position at just below 80 for about a 15% total return in six months.

Conclusion

With the Fed likely to proceed very slowly with any rate increases and the economy continuing its slow growth trajectory, we believe that the environment for credit remains generally positive and we are likely to maintain our net long positioning over the next several months. As well, in our view, current spreads of over 700 basis points over Treasuries provide ample buffer for assuming the risks of further market volatility. However, with nearly six years of recovery under our belts and economic weaknesses cropping up around the globe, we are also cognizant of the risks presented to this thesis and will remain vigilant in monitoring global data. We expect to rebuild our short book over the coming weeks and months. Our short focus has been on identifying idiosyncratic opportunities in over-levered credits in struggling sectors with fewer levers to pull today to lower costs than were enjoyed over the previous six years of unprecedented Fed accommodation.

To summarize, while we remain constructive on the continuation of the sluggish recovery cycle for at least the next 6-12 months, we believe that following four years of one-way trading to the upside, the next year will bring much greater dispersion between the strong and weak credits. This should allow us to continue to find good opportunities on the long side, while at the same time we believe we can benefit from well-researched short opportunities even amid an overall long bias.

We would be happy to address any questions from our existing and prospective investors.

Sincerely,

Oren Cohen
CIO and Head Portfolio Manager,
Pinebank Asset Management2

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Diversification does not assure a profit nor protect against risk in a declining market.

Fund holdings and sector allocation are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments and Schedule of Securities Sold Short for complete fund holdings.

1 Definitions: The Barclays US Aggregate Total Return Bond Index is a broad base index that is often used to represent investment grade bonds being traded in the United States. The Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, Mortgage-backed bonds, Corporate bonds, and a small amount of foreign bonds traded in the U.S. The Barclays US Corporate High Yield Total Return Bond Index measures the US Dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of the credit rating agencies is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded. The Barclays US Corporate High Yield Yield-To-Worst Bond Index measures the aggregated yield-to-worst of the US Dollar-denominated, high yield, fixed-rate corporate bond market. The Russell 2000 Total Return Index measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Volatility (also known as standard deviation) is a measure of variation or dispersion of returns from the average return. A basis point is a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001). Put another way, a 1% change = 100 basis points, and 0.01% = 1 basis point. Duration is a measure of the sensitivity of the price of a bond to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. EBITDA is defined as Earnings before Interest, Taxes, Depreciation and Amortization. EBITDA is essentially net income with interest, taxes, depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions. Debt/EBITDA is a measure of a company’s ability to pay off its incurred debt. This ratio gives the investor the approximate amount of time that would be needed to pay off all debt, ignoring the factors of interest, taxes, depreciation and amortization. Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base. Yield-to-maturity is the total return anticipated on a bond if the bond is held until the end of its lifetime. Yield-to-maturity is considered a long-term bond yield, but is expressed as an annual rate. In other words, it is the internal rate of return of an investment in a bond if the investor holds the bond until maturity and if all payments are made as scheduled. Yield-to-worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting. The yield-to-worst is calculated by making worst-case scenario assumptions on the issue by calculating the returns that would be received if provisions, including prepayment, call or sinking fund, are used by the issuer. This metric is used to evaluate the worst-case scenario for yield to help investors manage risks and ensure that specific income requirements will still be met even in the worst scenarios. Moody’s Investors Service, often referred to as Moody’s, is the bond credit rating business of Moody’s Corporation, representing the company’s traditional line of business and its historical name. Moody’s Investors Service provides international financial research on bonds issued by commercial and government entities and, with Standard & Poor’s and Fitch Ratings, is considered one of the Big Three credit rating agencies. Standard & Poor’s Financial Services LLC (S&P) is an American financial services company. It is a division of McGraw Hill Financial that publishes financial research and analysis on stocks and bonds. S&P is known for its stock market indices. S&P is considered one of the Big Three credit-rating agencies, which also include Moody’s Investor Service and Fitch Ratings. Fitch Ratings Inc. is one of the three nationally recognized statistical rating organizations (NRSRO) designated by the U.S. Securities and Exchange Commission in 1975, together with Moody’s and Standard & Poor’s.

2 Sole-subadvisor to the Fund.

It is not possible to invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Because the fund may invest in ETFs and ETNs, they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s and ETN’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The value of ETN’s may be influenced by the level of supply and demand for the ETN, volatility and lack of liquidity. The Fund may invest in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, and, depending upon the characteristics of a particular derivative, suddenly can become illiquid. Investments in Asset Backed, Mortgage Backed, and Collateralized Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The fund is non-diversified meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Credit ratings are subject to change. The credit quality of investments in the portfolio does not apply to the stability or safety of the Fund or its shares. As the term implies, credit rating informs investors of a bond’s credit worthiness, or risk of default. An investment grade rating is not a guarantee that a bond will not default.

Must be preceded or accompanied by a prospectus.

Distributor: Quasar Distributors, LLC.

COLLINS LONG/SHORT CREDIT FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (Class A shares only) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Class A shares only), shareholder servicing fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/15 – 8/31/15).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. If you purchase Class A shares of the Fund, you will pay an initial sales charge of 5.00% when you invest.  Class A shares are also subject to a contingent deferred sales charge for purchases made at the $1,000,000 breakpoint and redeemed within twelve months of purchase.  In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional

COLLINS LONG/SHORT CREDIT FUND
Expense Example (Continued)
(Unaudited)

costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/15	8/31/15	3/1/15 – 8/31/15*
Actual**	$1,000.00	$1,011.00	$10.46
Hypothetical (5% return
before expenses)***	$1,000.00	$1,014.78	$10.48

*
Expenses are equal to the Fund’s annualized expense ratio of 2.07%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial period). Excluding dividends, amortization and interest expense on short positions, the Fund’s annualized expense ratio would be 1.95%.

**	Excluding dividends, amortization and interest expense on short positions, your actual cost of investing in the Fund would be $9.86.
***	Excluding dividends, amortization and interest expense on short positions, your hypothetical cost of investing in the Fund would be $9.88.

	Class A
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/15	8/31/15	3/1/15 – 8/31/15*
Actual**	$1,000.00	$1,009.00	$11.82
Hypothetical (5% return
before expenses)***	$1,000.00	$1,013.37	$11.84

*
Expenses are equal to the Fund’s annualized expense ratio of 2.34%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial period). Excluding dividends, amortization and interest expense on short positions, the Fund’s annualized expense ratio would be 2.20%.

**	Excluding dividends, amortization and interest expense on short positions, your actual cost of investing in the Fund would be $11.11.
***	Excluding dividends, amortization and interest expense on short positions, your hypothetical cost of investing in the Fund would be $11.14.

COLLINS LONG/SHORT CREDIT FUND
Investment Highlights
(Unaudited)

The Fund seeks absolute total returns over a complete market cycle. The Adviser believes that the Fund’s investment objective of seeking absolute total returns over a complete market cycle, typically three to five years, can be achieved primarily through a portfolio of long and short investments in credit-related instruments. The allocation of portfolio holdings as of August 31, 2015 is as follows:

Allocation of Portfolio Holdings
(as a percentage of net assets)

Total Returns as of August 31, 2015

Since Inception
(2/27/15)
Institutional Class Shares	1.10%
Barclays U.S. Aggregate Total Return Bond Index	-0.68%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-855-55-ALT-MF.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

COLLINS LONG/SHORT CREDIT FUND
Investment Highlights (Continued)
(Unaudited)

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and certain broad-based securities indices on the Fund’s inception date. The graph does not reflect any future performance.

The Barclays U.S. Aggregate Total Return Bond Index is a broad-based index that is often used to represent investment grade bonds being traded in the United States.  The Barclays U.S. Aggregate Total Return Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type.  Most U.S. traded investment grade bonds are represented.  Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues.  The Barclays U.S. Aggregate Total Return Bond Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the United States.

Growth of $1,000,000 Investment

*  Inception Date

Continued

COLLINS LONG/SHORT CREDIT FUND
Investment Highlights (Continued)
(Unaudited)

Total Returns as of August 31, 2015
Since Inception
(2/27/15)
Class A Shares (without sales charge)	0.90%
Class A Shares (with sales charge)	-4.18%
Barclays U.S. Aggregate Total Return Bond Index	-0.68%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-855-55-ALT-MF.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and certain broad-based securities indices on the inception date of the Fund’s Class A shares. The graph does not reflect any future performance.

The Barclays U.S. Aggregate Total Return Bond Index is a broad-based index that is often used to represent investment grade bonds being traded in the United States.  The Barclays U.S. Aggregate Total Return Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type.  Most U.S. traded investment grade bonds are represented.  Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues.  The Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the United States.

Continued

COLLINS LONG/SHORT CREDIT FUND
Investment Highlights (Continued)
(Unaudited)

Growth of $10,000 Investment

*  Inception Date

COLLINS LONG/SHORT CREDIT FUND

Schedule of Investments

August 31, 2015 (Unaudited)

	Principal
	Amount	Value
CORPORATE BONDS – 61.15%

Ambulatory Health Care Services – 7.20%
Prospect Medical Holdings, Inc.
8.375%, 05/01/2019 (a)	$320,000	$340,800
Select Medical Corp.
6.375%, 06/01/2021	125,000	127,500
		468,300
Beverage and Tobacco Product Manufacturing – 3.81%
Carolina Beverage Group LLC
10.625%, 08/01/2018 (a)(b)	250,000	247,500

Broadcasting (except Internet) – 2.61%
Cablevision Systems Corp.
8.625%, 09/15/2017	155,000	169,725

Chemical Manufacturing – 7.87%
Hexion, Inc.
8.875%, 02/01/2018	210,000	183,750
6.625%, 04/15/2020	350,000	328,125
		511,875
Clothing and Clothing Accessories Stores – 4.76%
HT Intermediate Holdings Corp.
12.000%, 05/15/2019 (a)(b)(c)	311,000	309,445

Computer and Electronic Product Manufacturing – 3.00%
Sprint Corp.
7.250%, 09/15/2021	200,000	195,000

Merchant Wholesalers, Durable Goods – 3.98%
American Achievement Corp.
10.875%, 04/15/2016 (a)	260,000	258,700

Merchant Wholesalers, Nondurable Goods – 7.02%
Lansing Trade Group LLC
9.250%, 02/15/2019 (a)	200,000	195,000
US Foods, Inc.
8.500%, 06/30/2019 (b)	250,000	261,250
		456,250

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Schedule of Investments (Continued)

August 31, 2015 (Unaudited)

	Principal
	Amount	Value
CORPORATE BONDS – 61.15% (Continued)

Paper Manufacturing – 9.24%
Beverage Packaging Holdings II
5.625%, 12/15/2016 (a)(b)	$550,000	$549,312
6.000%, 06/15/2017 (a)	52,000	51,935
		601,247
Publishing Industries (except Internet) – 0.78%
MHGE Parent LLC
8.500%, 08/01/2019 (a)	50,000	50,688

Telecommunications – 7.31%
HC2 Holdings, Inc.
11.000%, 12/01/2019 (a)	125,000	122,500
Intelsat Jackson Holdings SA
7.250%, 04/01/2019	360,000	353,250
		475,750
Wood Product Manufacturing – 3.57%
NWH Escrow Corp.
7.500%, 08/01/2021 (a)(b)	250,000	232,500
TOTAL CORPORATE BONDS (Cost $4,008,981)		3,976,980

	Shares
MONEY MARKET FUNDS – 36.18%
Fidelity Institutional Money Market Funds, Class I, 0.136% (c)	1,176,474	1,176,474
STIT – Liquid Assets Portfolio, Institutional Class, 0.127% (c)	1,176,477	1,176,477
TOTAL MONEY MARKET FUNDS (Cost $2,352,951)		2,352,951
Total Investments (Cost $6,361,932) – 97.33%		6,329,931
Other Assets in Excess of Liabilities – 2.67%		173,973
TOTAL NET ASSETS – 100.00%		$6,503,904

Percentages are stated as a percent of net assets.

(a)
Denotes a security is either fully or partially restricted to resale.  The aggregate value of restricted securities at August 31, 2015 was $2,358,380, which represented 36.26% of net assets.  Securities issued pursuant to Rule 144A under the Securities Act of 1933 and Regulation S under the Securities Act of 1933.  Such securities are deemed to be liquid.

(b)
All or a portion of this security is pledged as collateral for securities sold short. The aggregate value of these securities as of August 31, 2015 was $1,600,007. See Note 2 in the accompanying footnotes.

(c)	Variable rate security. The rate shown is as of August 31, 2015.

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Schedule of Securities Sold Short

August 31, 2015 (Unaudited)

	Shares	Value
SPDR S&P 500 ETF Trust(1)	1,500	$296,505

	Principal
	Amount
Rowan Cos, Inc.
4.875%, 06/01/2022(2)	$125,000	111,185
TOTAL SECURITIES SOLD SHORT (Proceeds $432,742)		$407,690

(1)	Exchange-traded fund.
(2)	Corporate bond.

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND(1)

Statement of Assets and Liabilities

August 31, 2015 (Unaudited)

ASSETS
Investments, at value (cost $6,361,932)	$6,329,931
Receivables:
Investments sold	76,260
Fund shares sold	71
Dividends and interest	86,098
From advisor	9,179
Deposits at brokers	435,489
Other assets	22,691
TOTAL ASSETS	6,959,719
LIABILITIES
Short securities, at value (premiums received $432,742)	407,690
Payables:
Investments purchased	1,523
To affiliates	18,262
Distribution fees – Class A	60
Shareholder service fees – Class A	2,276
Accrued expenses and other liabilities	26,004
TOTAL LIABILITIES	455,815
NET ASSETS	$6,503,904
Net assets consist of:
Paid-in capital	$6,440,986
Accumulated net investment income	74,255
Undistributed net realized loss	(4,388)
Net unrealized appreciation (depreciation) on:
Investments	(32,001)
Securities sold short	25,052
NET ASSETS	$6,503,904
CLASS A SHARES
Net assets	$340,012
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	33,697
Net asset value, offering, and redemption price per share(2)	$10.09
Maximum offering price per share (Net asset value per
share divided by 0.9500)(3)	$10.62
INSTITUTIONAL CLASS SHARES
Net assets	$6,163,892
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	609,880
Net asset value, offering, and redemption price per share	$10.11

(1)	The Fund commenced operations on March 1, 2015.
(2)	A contingent deferred sales charge (“CDSC”) of 0.50% may be charged on purchases greater than $1,000,000 redeemed within twelve months of purchase.
(3)	Reflects a maximum sales charge of 5.00%.

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Statement of Operations

For the Period Ended August 31, 2015 (Unaudited)

INVESTMENT INCOME
Interest income	$130,123
TOTAL INVESTMENT INCOME	130,123
EXPENSES
Management fees	47,214
Administration fees	41,211
Federal and state registration fees	23,645
Transfer agent fees and expenses	18,244
Audit and tax fees	14,406
Chief Compliance Officer fees and expenses	6,954
Legal fees	6,733
Reports to shareholders	3,960
Interest expenses	3,195
Trustees’ fees and related expenses	2,780
Custody fees	2,604
Pricing fees	2,469
Shareholder servicing fees – Institutional Class	2,280
Distribution fees – Class A	63
Shareholder servicing fees – Class A	37
Other expenses	2,110
TOTAL EXPENSES	177,905
Less waiver of expenses by Adviser (Note 3)	(122,037)
NET EXPENSES	55,868
NET INVESTMENT INCOME	74,255
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(8,806)
Securities sold short	4,418
(4,388)
Net change in unrealized appreciation (depreciation) on:
Investments	(32,001)
Securities sold short	25,052
(6,949)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(11,337)
NET INCREASE IN NET ASSETS FROM OPERATIONS	$62,918

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Statement of Changes in Net Assets

Period Ended
August 31,
2015(1)
(Unaudited)
FROM OPERATIONS
Net investment income	$74,255
Net realized gain (loss) on:
Investments	(8,806)
Securities sold short	4,418
Net change in unrealized appreciation (depreciation) on:
Investments	(32,001)
Securities sold short	25,052
62,918
FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold – Institutional Class	6,797,392
Proceeds from shares sold – Class A	338,597
Payments for shares redeemed – Institutional Class	(694,797)
Payments for shares redeemed – Class A	(206)
Net increase in net assets from capital share transactions	6,440,986
TOTAL INCREASE IN NET ASSETS	6,503,904
NET ASSETS:
Beginning of Period	—
End of Period	$6,503,904
ACCUMULATED NET INVESTMENT INCOME	$74,255

(1)	The Fund became effective on February 27, 2015 and commenced operations on March 1, 2015.

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period
Institutional Class
Period Ended
August 31,
2015(1)
(Unaudited)
Net Asset Value, Beginning of Period	$10.00

Income from investment operations:
Net investment gain(2)	0.14
Net realized and unrealized loss on investments	(0.03)
Total from investment operations	0.11

Net Asset Value, End of Period	$10.11

Total return(3)(4)	1.10%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$6,164

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(5)	6.59%
Excluding dividends, amortization and interest expense on short positions(5)	6.47%
After waivers and reimbursements of expenses(5)	2.07%
Excluding dividends, amortization and interest expense on short positions(5)	1.95%
Ratio of net investment income/(loss) to average net assets:
Before waivers and reimbursements of expenses(5)(6)	(1.77)%
After waivers and reimbursements of expenses(5)(6)	2.75%
Portfolio turnover rate(5)(7)	10.76%

(1)	Fund became effective on February 27, 2015 and commenced operations on March 1, 2015.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Not annualized.
(5)	Annualized.
(6)	The net investment gain (loss) ratios include dividends, amortization and interest expense on short positions.
(7)	Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period
Class A
Period Ended
August 31,
2015(1)
(Unaudited)
Net Asset Value, Beginning of Period	$10.00

Income from investment operations:
Net investment gain(2)	0.14
Net realized and unrealized loss on investments	(0.05)
Total from investment operations	0.09

Net Asset Value, End of Period	$10.09

Total return(3)(4)	0.90%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$340

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(5)	7.56%
Excluding dividends, amortization and interest expense on short positions(5)	7.42%
After waivers and reimbursements of expenses(5)	2.34%
Excluding dividends, amortization and interest expense on short positions(5)	2.20%
Ratio of net investment income/(loss) to average net assets:
Before waivers and reimbursements of expenses(5)(6)	(2.53)%
After waivers and reimbursements of expenses(5)(6)	2.69%
Portfolio turnover rate(5)(7)	10.76%

(1)	Fund became effective February 27, 2015 and commenced operations on March 1, 2015.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Not annualized.
(5)	Annualized.
(6)	The net investment gain (loss) ratios include dividends, amortization and interest expense on short positions.
(7)	Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements
August 31, 2015 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Collins Long/Short Credit Fund (the “Fund”) represents a distinct non-diversified series with its own investment objective and policies with the Trust.  The investments objective of the Fund is absolute total returns over a complete market cycle.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.  The Fund became effective February 27, 2015 and commenced operations on March 1, 2015 for both the Institutional Class and Class A shares.  Class A shares are subject to an initial maximum sales charge of 5.00% imposed at time of purchase and 0.50% may be charged on purchases greater than $1,000,000 redeemed within twelve months of purchase.  Each class of shares has identical rights and privileges except with respect to distribution fees, sales charges, and voting rights on matters affecting a single class of shares.  Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Collins Capital Investments, LLC (the “Adviser”), the Fund’s investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Fund securities, including common stocks, convertible preferred stocks, exchange traded funds and rights, listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, or at the latest sale price on the Composite Market (defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved pricing service (“Pricing Service”)) the security is valued at the mean between the bid and ask prices on such day and will generally be classified as Level 2.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
August 31, 2015 (Unaudited)

in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Foreign securities will be priced at their local currencies as of the close of their primary exchange or market or as of the time a Fund calculates its NAV, whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated to U.S. dollars at the exchange rate of such currencies against the U.S. dollar using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time.

Debt securities other than short-term instruments are valued in accordance with prices supplied by a Pricing Service. A Pricing Service may use various pricing methods, such as the mean between the closing bid and ask prices.  If the closing bid and ask prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models as well as market transactions and dealer quotations.  The Fund’s Pricing Services use multiple valuation techniques to determine fair value.  In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which quotes from market makers are used to determine fair value.  In instances where sufficient market activity may not exist or is limited, the Pricing Services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value and generally will be classified as Level 2.  If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealer known to follow the issue will be obtained.  Quotations will be valued at the mean between the bid and the offer.  Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.  Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.  Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of 60 days or less are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
August 31, 2015 (Unaudited)

recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2015:

Collins Long/Short Credit Fund
	Level 1	Level 2	Level 3	Total
Assets(1):
Corporate Bonds	$—	$3,976,980	$—	$3,976,980
Short-Term Investments	2,352,951	—	—	2,352,951
Total Assets	$2,352,951	$3,976,980	$—	$6,329,931
Liabilities:
Securities Sold Short
Corporate Bonds	$—	$111,185	$—	$111,185
Exchange-Traded Funds	296,505	—	—	296,505
Total Liabilities	$296,505	$111,185	$—	$407,690

(1) See the Schedule of Investments for industry classifications

The Fund measures Level 3 securities as of the beginning and end of each financial reporting period. For the period ended August 31, 2015, the Fund did not have unobservable inputs (Level 3 securities) used in determining fair value. Therefore, a reconciliation of assets and liabilities in which significant inputs (Level 3 securities) were used in determining fair value is not applicable.

The Fund did not have any transfers between any levels during the period ended August 31, 2015. It is the Fund’s policy to record transfers between levels at the end of the reporting period.
(b) Foreign Securities and Currency Transactions

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
August 31, 2015 (Unaudited)

market prices of securities held.  Realized foreign exchange gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities are reported within realized gain (loss) on investments.  Net unrealized foreign exchange gains and losses arising from changes in the values of investments in securities from fluctuations in exchange rates are reported within unrealized gain (loss) on investments.

Investments in foreign securities entail certain risks.  There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries.  Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c) Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions.  Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities.  The Fund is liable for any dividends or interest payable on securities while those securities are in a short position.  Such dividend amounts are recorded on the ex-dividend date as a dividend expense.  As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities.  The segregated assets are valued consistent with Note 2a above.  The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short.  At August 31, 2015, the Fund had deposits with brokers of $435,489 which served as collateral for securities sold short.  The Fund’s deposit with broker for securities sold short are with Goldman Sachs.

(d) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
August 31, 2015 (Unaudited)

shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.
(e) Distributions to Shareholders

In general, the Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Fund.  To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(f) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(g) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

(h) Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund is allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class.  Most Fund expenses are allocated by class based on relative net assets.  Distribution fees are expensed at 0.25% of average daily net assets of the Class A shares.  Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(i) Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions using the specific identification method for the best tax relief order by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income and expense are recognized on the ex-dividend

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
August 31, 2015 (Unaudited)

date and interest income and expense are recognized on an accrual basis.  Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Any discount or premium on securities purchased are accreted or amortized over the expected life of the respective securities using the interest method.

(3)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its investment advisory services at the annual rate of 1.75% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through February 27, 2018 for the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage (i.e., any expense incurred in connection with borrowings made by the Fund), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary items) do not exceed 1.95% and 2.20% (the “Expense Limitation Cap”) of the Fund’s average daily net assets of the Institutional Class shares and Class A shares, respectively.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.  The following table shows the remaining waiver or reimbursed expenses for the Fund subject to potential recovery expiring:

August 31, 2018	$122,037

Sub-advisory services are provided to the Fund, pursuant to agreements between the Adviser and Pinebank Asset Management, LP.  Under the terms of the sub-advisory agreement, the Adviser compensates Pinebank Asset Management, LP based on the portion of the Fund’s average daily net assets which it has been allocated to manage.

(4)	Distribution and Shareholder Servicing Plans

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets of Investor Class shares for services to prospective Fund shareholders and distribution of Fund shares. The following table details the fees earned pursuant to the 12b-1 Plan during the six months ended August 31, 2015, as well as the fees owed as of August 31, 2015.

Fees Earned	Fees Owed
$63	$60

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
August 31, 2015 (Unaudited)

The Trust adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) on behalf of the Fund which authorizes it to pay up to 0.10% and 0.15% of the Fund’s average daily net assets attributable to Institutional Class shares and Class A shares to other financial institutions for shareholder servicing, respectively. The following table details the fees earned pursuant to the Shareholder Serving Plan during the period ended August 31, 2015, as well as the fees owed as of August 31, 2015.

Fees Earned	Fees Owed
$2,317	$2,276

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS,” or the “Administrator”) acts as the Fund’s administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees incurred for the period ended August 31, 2015, and owed as of August 31, 2015, are as follows:

	Owed	Incurred
Fund Administration	$10,409	$41,211

USBFS also serves as the transfer agent to the Fund and provides pricing services to the Fund. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Fund’s custodian. Fees incurred for the period ended August 31, 2015, and owed as of August 31, 2015, are as follows:

	Owed	Incurred
Pricing Fees	$ 865	$ 2,469
Transfer Agency	$4,634	$18,244
Custody	$ —	$ 2,604

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank. Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. The Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the period ended August 31, 2015, and owed as of August 31, 2015, are as follows:

	Owed	Incurred
Chief Compliance Officer	$2,354	$ 6,954

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
August 31, 2015 (Unaudited)

(6)	Capital Share Transactions
Transactions in shares of the Fund were as follows:

Institutional Class
Period Ended
August 31, 2015(1)
Shares sold	679,080
Shares reinvested	—
Shares redeemed	(69,200)
Net increase	609,880

Class A
Period Ended
August 31, 2015(1)
Shares sold	33,717
Shares reinvested	—
Shares redeemed	(20)
Net increase	33,697

(1) The Fund became effective February 27, 2015 and commenced operations on March 1, 2015.

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, securities sold short for the Fund for the period ended August 31, 2015, were $4,274,951 and $365,091, respectively.  There were no purchases or sales of U.S. government securities for the Fund.

(8)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  At August 31, 2015, James M. Collins Foundation held 49.19% of the Fund’s outstanding Institutional Class shares.  At August 31, 2015, National Financial Services for the benefit of its customers, held 78.10% of the Fund’s outstanding Class A shares.

COLLINS LONG/SHORT CREDIT FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on January 22, 2015 to consider the initial approval of an Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Collins Long/Short Credit Fund (the “Fund”), a series of the Trust, and Collins Capital Investments, LLC, the Fund’s investment adviser (“Collins Capital”).  In advance of the meeting, the Trustees requested and received materials to assist them in considering the approval of the Agreement, including a memorandum provided by the Fund’s legal counsel, which outlined the Trustees’ responsibilities in considering the Agreement.  The Trustees also reviewed and discussed the Form ADV for Collins Capital, as well as a summary of a due diligence questionnaire completed by Collins Capital.  The Trustees also considered other matters, including, but not limited to the following: (1) the nature, extent and quality of services that would be provided to the Fund by Collins Capital; (2) the investment performance of Collins Capital and of other accounts managed by Collins Capital using investment strategies substantially similar to that which Collins Capital would apply to its management of the Fund; (3) the cost of services provided and profits realized by Collins Capital from its management of the Fund; (4) the extent to which the economies of scale would be realized as the Fund grows and whether the proposed management fee for the Funds reflects the economies of scale for the Fund’s benefit; and (5) other financial benefits to Collins Capital resulting from services rendered to the Fund.  The Trustees also considered information provided by Collins Capital prior to the January 22, 2015 meeting relating to Collins Capital’s written code of ethics proxy voting policy and compliance and control procedures and objectives with respect to providing investment advisory services to the Fund.

The Board also noted that Mr. Steven Mason had attended a Meeting of the Board of Trustees on October 28, 2014 via telephone, during which he had provided information concerning the investment objective and strategies that would be applied to select investments for the Fund and reviewed the background and qualifications of the Fund’s portfolio managers.  The Board also noted that it had approved the preliminary registration statement for the Fund via unanimous written consent on November 12, 2014, at which time the Trustees were provided with information concerning the Fund’s investment objective and strategies which would be applied by Collins Capital to select and manage investments for the Fund.

In considering approval of the Agreement, the Trustees also reviewed the Trust’s post-effective amendment to its registration statement, including the prospectus and statement of additional information included therein, relating to the initial registration of the Fund.  Based on its evaluation of information provided by Collins Capital, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Agreement for an initial term ending two years following the Fund’s commencement of operations pursuant to an effective registration statement.

DISCUSSION OF FACTORS CONSIDERED

In considering the approval of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

COLLINS LONG/SHORT CREDIT FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

1.  NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services that would be provided by Collins Capital to the Fund and the amount of time to be devoted by Collins Capital’s staff to the Fund’s operations.  The Trustees considered Collins Capital’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of key personnel at Collins Capital who would be involved in the day-to-day activities of the Fund, including Stephen Mason who will serve as a portfolio manager of the Fund.  The Trustees reviewed the structure of Collins Capital’s compliance program and Collins Capital’s marketing goals and its commitment to the growth of Fund assets and the information provided by Collins Capital in response to the due diligence questionnaire as well as other information provided by Collins Capital, which were included in the Meeting materials.  The Trustees also noted any services that extended beyond portfolio management, and they considered the overall capability of Collins Capital.  The Trustees also considered information presented by Collins Capital at the October 28, 2014 meeting.  The Trustees, in consultation with their independent counsel, reviewed Collins Capital’s policies and procedures and compliance program and were assured by the Trust’s CCO that it was compliant with Rule 206(4)-7(a) promulgated under the Advisers Act.  The Trustees concluded that Collins Capital had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund were satisfactory and reliable.

2.  INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

In assessing the portfolio management services to be provided by Collins Capital, the Trustees reviewed the investment management experience of Mr. Mason, who would serve as the Fund’s portfolio manager.  The Trustees also reviewed the performance of a sleeve of the Collins Alternative Solutions Fund that is managed using substantially similar strategies to those of the Fund and has been managed, since inception, by Collins, and sub-advised by Pinebank, with the same portfolio managers as the Fund.  The Trustees also reviewed the prior performance of a private fund managed by Pinebank from July 1, 2004 to December 31, 2012 using substantially similar strategies to those of the Fund.  The Trustees noted the Pinebank fund was managed, from inception to liquidation, by Mr. Cohen.  After considering all of the information, the Trustees concluded that the Fund and its shareholders were likely to benefit from Collins Capital’s management.

3.  COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees then considered the cost of services and the structure of Collins Capital’s proposed management fee, including a review of the expense analyses and other pertinent material with respect to the Collins Long/Short Credit Fund.  The Trustees reviewed the related statistical information and other materials provided in the Meeting materials, including the comparative expenses, expense components and peer group selection.  The Trustees considered data relating to the cost structure of the Collins Long/Short Credit Fund relative to a peer group of U.S. open-end non-traditional bond funds, as compiled by

COLLINS LONG/SHORT CREDIT FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

Morningstar (the “Morningstar Peer Group”), which had been included in the Meeting materials.  The Board considered the Collins Long/Short Credit Fund’s proposed management fee of 1.75%, noting that the fee fell between the third and fourth quartiles for the Morningstar Peer Group, above the Morningstar Peer Group average fee of 1.19%, which fell in the third quartile.  The Board further noted that Collins Capital had agreed to waive its management fees and/or reimburse fund expenses for at least a three-year period, so that the Collins Long/Short Credit Fund’s total annual fund operating expenses do not exceed 1.95% and 2.20% for Institutional Class and Class A shares, respectively.  The proposed limit on annual fund operating expenses put the Collins Long/Short Credit Fund’s net expense ratio into the third quartile for Institutional Class shares and the fourth quartile for Class A shares.  The peer group average of 1.42%, which excludes Rule 12b-1 fees, fell in the third quartile.  The Trustees also considered the overall profitability of Collins Capital that may result from its management of the Collins Long/Short Credit Fund, reviewing Collins Capital’s financial statements, and noting that Collins Capital may need to subsidize the Fund’s operations during the initial start-up period.  The Trustees also examined the level of profits that could be expected to accrue to Collins Capital from the fees payable under the Collins Advisory Agreement.  The Trustees also compared the management fee to be paid by the Collins Long/Short Credit Fund to the fees paid by to Collins Capital by the Collins Alternative Solutions Fund, a segment of which is similar to the Fund in terms of investment strategy.  The Trustees noted that the Fund’s proposed management fee was lower than the Collins Alternative Solutions Fund.

The Trustees concluded that the Collins Long/Short Credit Fund’s expenses and the fees to be paid to Collins Capital were fair and reasonable in light of the comparative expense and advisory fee information and the investment management services to be provided to the Fund by Collins Capital.  The Trustees further concluded, based on a profitability analysis prepared by Collins Capital, that Collins Capital’s projected profit from sponsoring the Collins Long/Short Credit Fund would not be excessive and would enable Collins Capital to maintain adequate profit levels to support its provision of advisory services to the Collins Long/Short Credit Fund.

4.  EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees concluded that the potential economies of scale that the Collins Long/Short Credit Fund might realize would be achievable under the structure of the proposed management fees and the Fund’s expenses.  With respect to Collins Capital’s fee structure and any applicable expense waivers, the Trustees concluded that the realized and potential economies of scale with respect to the Collins Long/Short Credit Fund were acceptable.

5.  BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by Collins Capital from its association with the Collins Long/Short Credit Fund.  The Trustees concluded that the benefits Collins Capital may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable, and in many cases may benefit the Collins Long/Short Credit Fund.

COLLINS LONG/SHORT CREDIT FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the Collins Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Collins Long/Short Credit Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the Agreement as being in the best interests of the Collins Long/Short Credit Fund and its shareholders.

COLLINS LONG/SHORT CREDIT FUND
Basis for Trustees’ Approval of Sub-Advisory Agreement
(Unaudited)

The Trustees met in person on January 22, 2015 to consider the initial approval of a sub-advisory agreement (the “Pinebank Sub-Advisory Agreement”) for the Collins Long/Short Credit Fund (the “Fund”), entered into between Collins Capital and Pinebank Asset Management, LP (“Pinebank”).  In advance of the meeting, the Trustees requested and received materials to assist them in considering the approval of the Pinebank Sub-Advisory Agreement.  The materials provided contained information with respect to the factors enumerated below, including copies of the Pinebank Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Pinebank Sub-Advisory Agreement, due diligence materials prepared by Pinebank (including a due questionnaire, Form ADV, bibliographic information of key management and compliance personnel, a compliance program summary and certain specific compliance policies and procedures, including the Code of Ethics) and other pertinent information.  The Trustees also reviewed information which detailed the nature and extent of the affiliation between Pinebank and Cohanzick Management LLC (“Cohanzick”), Pinebank’s partner firm which currently provides operational and compliance support services to Pinebank and which will provide formal financial and other support services under proposed contractual agreements.  Based on their evaluation of the information provided by Collins Capital and Pinebank, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Pinebank Sub-Advisory Agreement for an initial term ending two years following the Fund’s commencement of operations pursuant to an effective registration statement.

In considering the Pinebank Sub-Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant.

1.  NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISER TO THE FUND

The Trustees considered the nature, extent and quality of services to be provided by Pinebank to the Fund.  The Trustees considered Pinebank’s specific responsibilities in all aspects of day-to-day management of the Fund’s assets, as well as the qualifications, experience and responsibilities of Mr. Cohen, who would serve as the portfolio manager for the segment of the Fund’s assets managed by Pinebank.  The Trustees concluded that Pinebank, in light of its arrangement with Cohanzick, had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Pinebank Sub-Advisory Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund were satisfactory and reliable.

2.  INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISER

In assessing the portfolio management services to be provided by Pinebank, the Board considered the qualifications, background and experience of Mr. Cohen and the performance of a sleeve of the Collins Alternative Solutions Fund and the prior performance of a private fund, each managed by Pinebank with Mr. Cohen as portfolio

COLLINS LONG/SHORT CREDIT FUND
Basis for Trustees’ Approval of Sub-Advisory Agreement
(Unaudited) (Continued)

manager, using a similar strategy to that which would be applied by Pinebank to manage its portion of the Fund.  The Trustees concluded that the Fund and its shareholders were likely to benefit from Pinebank’s management.

3.  COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE SUB-ADVISER

The Trustees reviewed and considered the sub-advisory fees payable by Collins Capital to Pinebank under the Pinebank Sub-Advisory Agreement.  Since Pinebank’s sub-advisory fees would be paid by Collins Capital, the overall advisory fee paid by the Fund would not be directly affected by Pinebank’s sub-advisory fee.  Consequently, the Trustees did not consider the costs of services to be provided by Pinebank or its profitability from its relationship with the Fund because the Trustees did not consider these factors as relevant.  Based on all these factors, the Trustees concluded that the sub-advisory fees to be paid to Pinebank by Collins Capital were reasonable in light of the services to be provided under the Pinebank Sub-Advisory Agreement.

4.  EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to Pinebank would not be paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5.  BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by Pinebank from its association with the Fund.  The Trustees concluded that the benefits that Pinebank may receive appear to be reasonable, and in many cases benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the Pinebank Sub-Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered all of these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the Pinebank Sub-Advisory Agreement, including the sub-advisory fees, as being in the best interests of the Fund and its shareholders.

COLLINS LONG/SHORT CREDIT FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

COLLINS LONG/SHORT CREDIT FUND
Additional Information
(Unaudited)

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-855-55-ALT-MF.

Independent Trustees
Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	38	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 60		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
three portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	38	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 58		2001	(1986–present).		(an open-end
investment
company with
three portfolios).

COLLINS LONG/SHORT CREDIT FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Retired (2011–	38	Independent
615 E. Michigan St.		Term; Since	present); Managing		Manager,
Milwaukee, WI 53202		October 23,	Director, Chief		Ramius IDF
Age: 72		2009	Administrative		fund complex
			Officer (“CAO”) and		(two closed-
			Chief Compliance		end investment
			Officer (“CCO”),		companies);
			Granite Capital		Independent
			International Group,		Trustee, Gottex
			L.P. (an investment		Trustee, Gottex
			management firm)		Trust (an open-
			(1994–2011).		end investment
company with
one portfolio).
(2010–2015);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).
Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	38	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age: 53		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
three portfolios).

COLLINS LONG/SHORT CREDIT FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

John P. Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 58	Executive	2013	Services, LLC
	Officer		(2004–present).

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer,	January 24,	U.S. Bancorp Fund
Age: 41	and	2013	Services, LLC
	Principal		(2002–present).
Financial
and
Accounting
Officer

Adam W. Smith	Secretary	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp
Milwaukee, WI 53202		January 22,	Fund Services,
Age: 33		2015	LLC (April 2012–
present); Research
Associate, Vista360,
LLC (May 2010–
April 2012).

Anita Zagrodnik	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	President,
Milwaukee, WI 53202	Officer, Vice	July 1,	U.S. Bancorp Fund
Age: 55	President	2014	Services, LLC
	and Anti-		(January 2014–
	Money		present); Senior
	Laundering		Vice President,
	Officer		Ariel Investments,
LLC (2010–2013);
Vice President,
Ariel Investments,
LLC (2003–2010).

COLLINS LONG/SHORT CREDIT FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator;
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 33		2011	Services, LLC
(2008–present).

Cullen O. Small	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 22,	U.S. Bancorp Fund
Age: 28		2015	Services, LLC
(2010–present).

Kelly A. Burns	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		April 23,	U.S. Bancorp Fund
Age: 27		2015	Services, LLC
(2011–present);
Student, Illinois
State University
(2006–2011).

Melissa Aguinaga	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 1,	U.S. Bancorp Fund
Age: 28		2015	Services, LLC
(2010–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-855-55-ALT-MF. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-855-55-ALT-MF, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-55-ALT-MF to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

COLLINS LONG/SHORT CREDIT FUND

Investment Adviser	Collins Capital Investments, LLC
806 Douglas Road
Suite 570
Coral Gables, Florida 33134

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable.

(b)	(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(c)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date                          11/4/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date                          11/4/2015

By (Signature and Title)*    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date                          11/4/2015

* Print the name and title of each signing officer under his or her signature.